BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

Class C Shares (TIPPX) and Class L Shares (TIPLX)

of Beneficial Interest

Supplement dated August 30, 2022 to

each Prospectus dated February 1, 2022

Effective immediately, the “Share Conversion” section in each of the Class C and Class L Prospectuses is replaced with the following:

For investors currently owning Class A, Class C, and Class L and/or Class M shares, these shares may be convertible into Class I shares if (i) the broker/dealer or other financial intermediary responsible for the shareholder relationship requests such conversion, (ii) Class I shares are available to the broker dealer or financial intermediary, and (iii) the account would have been eligible to purchase Class I shares. More detailed information on Class I shares and the related investment minimums and other restrictions is available in the Fund’s Class I prospectus.

Both Class C and Class L shares will automatically convert into Class A shares after they have been held for eight years.

This Supplement and the Prospectuses dated February 1, 2022 provide relevant information for all shareholders and should be retained for future reference. The Prospectuses has been filed with the Securities and Exchange Commission, is incorporated by reference and can be obtained without charge by calling the Fund at 1-844-819-8287.